Exhibit 99.2

April 28, 2015 Letter to Shareholders Q4 FY15 CIRRUS LOGIC, INC. 800 WEST SIXTH STREET, AUSTIN, TEXAS 78701

2 April 28, 2015 Dear Shareholders, We are pleased with our financial results for the fourth quarter and the full year FY15, as strong demand for portable audio products drove sales above our expectations. On an annual basis, we reported revenue of $916.6 million, GAAP EPS of $0.85 and non--‐ GAAP EPS of $2.67. In Q4, we delivered GAAP EPS of $0.32 and non--‐GAAP EPS of $0.66 on revenue of $255.2 million. Our quarterly results reflect an increase in shipments of a new smart codec as we significantly grew our share with the largest smartphone OEM in the Android space. Additionally, over the past year we transitioned numerous components to 55 nanometer, broadened our product portfolio and strengthened our customer base through the acquisition of Wolfson Microelectronics in August 2014. As we move into FY16, we are excited to continue ramping our new custom and general market products that target low--‐power audio and voice applications. With an extensive strategic roadmap that includes sophisticated products intended for both flagship and mid--‐tier mobile devices, our technical marketing, engineering and sales teams remain focused on delivering new innovative products and cross--‐selling components such as boosted amplifiers into existing customers. Further, as the markets for audio and voice continue to evolve in the coming years, Cirrus Logic is leveraging its advanced technology, world--‐class engineering teams and solid relationships with many of the industry leders to position the company for future growth.

3 We reported $916.6 million in revenue for fiscal year 2015, which included $98.3 million of contribution from Wolfson. On a standalone basis, Cirrus Logic’s revenue was $818.3 million, up 15 percent year over year. While growth was largely driven by strong demand for our portable audio products, we also increased sales across our automotive and consumer product lines. Revenue for the fourth quarter was $255.2 million, which included $54.5 million of contribution from Wolfson. During the quarter, we experienced a substantial increase in sales of a new smart codec as we significantly expanded share at an existing tier--‐one smartphone customer. Two customers each contributed more than 10 percent of total revenue in the quarter, representing 65 percent and 15 percent of sales in Q4, reflecting our ongoing efforts toward revenue diversification. Our relationship with our largest customer remains outstanding with design activity continuing on various products. While we understand there is intense interest in this customer, in accordance with our policy, we do not discuss specifics about our business relationship.

4 In the June quarter we expect revenue to range from $260 million to $280 million, representing a sequential increase of six percent at the midpoint, as well as substantial year-‐over-‐year organic growth. Our expectations for Q1 are being  driven  by  the continued success of key products from our UK team, as well as a number of  other customer specific factors. As a result of this strong start to the year, we expect a leveling effect on our Q1/Q2 revenue and we continue to anticipate  significant growth for the company in  FY16. FY15 GAAP gross  margin  was  46.5 percent and non-‐GAAP gross margin was 47.4  percent. GAAP gross margin in  FY15  includes  costs  related  to  accounting  requirements  associated  with  the  fair  value  write  up  of inventory acquired through  the  Wolfson transaction. GAAP  and  non-‐GAAP  gross  margin  for  the  March  quarter was  46.6 percent. In the June quarter, we  expect  gross  margin  to  range  from  45  percent  to  47  percent. Our  long-‐term  gross  margin  expectations  remain  in  the  mid-‐40  percent  range.  Operating  Profit and Cash On  an  annual  basis,  operating  margin  was  12  percent  GAAP,  down  from  22  percent  in  FY14.Non-‐GAAP operating  margin  was  20  percent,  down  from  25  percent  the  prior  year.  The  operating  margin  decline  reflects costs associated  with  the  acquisition  of  Wolfson  and  our  transition  toward  a  long-‐term  gross  margin  model in  the  mid-‐40  percent range. Operating margin in the March quarter was approximately 12 percent GAAP and 18 percent  on  a  non-‐GAAP  basis.  GAAP  operating  expenses  were  $88.6  million  and  non-‐GAAP Figure B: Revenue by Product and Customer  65%  15%  20%  Revenue by Customer  Q4/FY15  Customer A Customer B Other 81% 19% Revenue by Product FY2015 Portable Audio Non-Portable Audio & Other  83%  17% Revenue by Product Q4/FY15 Portable  Audio Non-Portable Audio & Other

5 operating expenses were $73.7 million. GAAP operating expenses contain approximately $7.7 million in share--‐based compensation and $7.1 million in amortization of acquired intangibles. In the June quarter R&D and SG&A expenses should range from $93 million to $97 million, including roughly $8 million in share--‐based compensation and $7 million in amortization of acquired intangibles. This estimate includes higher product development costs and, to a lesser extent, employee expenses versus the prior quarter. Our total headcount exiting Q4 was 1,104. The ending cash balance in the March quarter was $260.7 million, up $84.6 million from the prior quarter. Cash from operations was roughly $100 million. The company’s balance sheet reflects $180.4 million of debt associated with funding the acquisition of Wolfson, down $20 million from the prior quarter. Interest expense related to this debt is currently expected to be approximately $1 million in the June quarter. Since announcing our $200 million share repurchase program in November 2012, we have reduced our diluted shares outstanding by roughly 6.2 million shares. As of March 28, 2015, we had roughly $51.7 million remaining in our share buyback program, and we expect to continue to evaluate opportunities to repurchase shares from time to time.

6 Our GAAP tax expense for the March quarter was $8.6 million, which included $7.2 million of non--‐cash charges associated with our deferred tax asset and other tax credits. During the quarter, we depleted the majority of our remaining U.S. federal deferred tax assets and other tax credits. We anticipate paying a worldwide effective tax rate of approximately 30 percent on a quarterly basis in FY16. Moving forward, we expect a growing portion of our revenue and income will be generated offshore; accordingly, our worldwide effective tax rate has the potential to be reduced in FY17 and beyond. Q4 inventory was $84.2 million, up from $73.9 million in Q3. Inventory over the next two quarters is expected to increase significantly as we ramp new products ahead of customer demand in the back--‐half of the calendar year. Company Strategy FY15 was a transformative year for Cirrus Logic. Exiting FY14, we expected revenue to be flat in FY15 with the potential for modest growth due to limited new product introductions as we transitioned to 55 nanometer production. Instead we were extremely pleased to have ended the year achieving our long--‐term target of 20 percent non--‐GAAP operating profit and 15 percent revenue growth. Further, we acquired Wolfson and integrated their sales, operations and development teams; experienced significant upside demand for our audio and voice products; and rapidly ramped production of our latest smart codec. Derived from the Wolfson acquisition, this device is shipping with the largest OEM in the Android space. Going forward, we believe we are uniquely positioned to capitalize on the rapidly expanding demand for audio and voice products. The growth we expect in FY16 merely represents success on the first of many layers that comprise our long--‐term strategy. Demand for audio and voice based functionality and performance is extremely high as manufacturers of handsets and other portable devices seek ways to differentiate their

7 products through an enhanced user experience. As the only IC supplier targeting this market with an end--‐to--‐end solution that includes microphones, smart codecs, boosted amplifiers with speaker protection, coupled with essential tools, software and algorithms, our components enable our customers to develop compelling products. Cirrus Logic has always been well regarded as an expert in audio signal processing in the hardware domain. While we are ensuring that this remains the case, as time goes on, more and more of the additional functionality we provide is through software and algorithms that run on our hardware. The combination of the Cirrus Logic and Wolfson software groups has created a very powerful team dedicated to providing our customers with an extensive list of our own intellectual property, such as Automatic Speech Recognition--‐Enhance (ASR--‐Enhance), which improves the performance of cloud--‐based speech recognition algorithms. In addition to our own intellectual property, we offer customers an ecosystem of third--‐party partners who have ported their innovative algorithms to our platform. Utilizing our development tools, we help our customers integrate these algorithms with their own intellectual property. The opportunity to assist our customers with the system integration aspects of audio and voice functionality gives us valuable insights that can shape future hardware and software developments, particularly in the Android market. Always On Voice is a great example of a feature that benefits from our full range of capabilities. We provide customers in the Android market a smart codec that contains ultra low power signal conditioning, analog to digital conversion; and sufficient memory and MIPs to run our own ASR--‐Enhance in parallel with voice wake intellectual property from a third party. These elements are coupled together in a way that enables a customer to deliver a compelling user experience. Done well, Always On Voice results in a truly handsfree experience that adds value and has a negligible impact on standby time. We believe Cirrus Logic provides the best total solution in the market today. Longer term, we see a great opportunity to continue to improve performance by developing our smart codecs and microphones together as a system, which will further reduce power consumption and costs for our customers while expanding our share of the bill of materials.

8 These are just a few of the real time, real world audio signal processing challenges we are tackling today. We have an enviable position in flagship smartphones today thanks to the hard work that the Cirrus Logic and Wolfson teams have done over many years as separate companies. Jointly, we are able to attack the broader smartphone market much more aggressively than we were able to do separately. While we expect our FY16 growth to be driven by content increases and market share expansion with our smart codecs, there are several other layers to our growth strategy for FY17 and beyond. First, we are working to closely couple our compelling boosted amplifiers with our general market smart codecs, which we believe will deliver an outstanding system solution for our customers and further expand our share of their bill of materials. We are also working to migrate a subset of the functionality we provide for flagship phones to the mid--‐tier market as we believe demand for some of these features will be substantial regardless of the price point of the phone. To that end, over the next six to 24 months we have a number of lower cost, instruction--‐set compatible smart codecs that we expect to release to the general market. While the prices for these components may be lower, the potential volumes are large, and we believe our ability to customize our general market products will enable the company to service this market while maintaining margins that are consistent with our goals. Finally, as we perfect many of these technologies in the ultra high volume mobile market, we see emerging demand for many of the same products and algorithms in home and automotive, as well as wearables and other accessories. These will take time to emerge as meaningful revenue opportunities for the company, but we are extremely excited about this long--‐term element of our growth strategy. Summary and Guidance For the June quarter we expect the following results: ■ Revenue to range between $260 million and $280 million; ■ GAAP gross margin to be between 45 percent and 47 percent; and

9 Combined R&D and SG&A expenses to range between $93 million and $97 million, including approximately $8 million in share--‐based compensation expense and $ 7 million in amortization of acquired intangibles. In summary, FY15 was a great year for Cirrus Logic as we delivered strong revenue growth, achieved our long--‐term non--‐GAAP operating profit target of 20 percent and expanded our product portfolio. We are even more excited about our outlook for the future. With an arsenal of innovative audio and voice products that we expect to ramp over the next year and solid relationships with key market leaders, the company is poised for meaningful growth in FY16. Sincerely, Jason Rhode Thurman Case President and Chief Executive Officer Chief Financial Officer Conference Call Q&A Session Cirrus Logic will host a live Q&A session at 5 p.m. EDT today to answer questions related to its financial results and business outlook. Participants may listen to the conference call on the Cirrus Logic website. Participants who would like to submit a question to be addressed during the call are requested to email investor.relations@cirrus.com.

A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion, or by   calling (404) 537-‐3406, or toll-‐free at (855) 859-‐ 2056 (Access Code: 21372109). Use of Non-‐GAAP Financial Information To supplement Cirrus Logic's financial statements presented on a GAAP basis, Cirrus has provided  non-‐GAAP financial information, including gross  margins,  operating   expenses,   net   income,  operating  profit  and  income,  and  diluted  earnings   per   share.  A  reconciliation  of  the  adjustments  to  GAAP  results  is  included   in  the  tables  below.   Non-‐GAAP  financial  information  is  not  meant  as  a  substitute  for  GAAP  results,  but  is  included   because management  believes  such  information  is  useful  to  our  investors  for  informational and   comparative purposes.  In addition, certain non-‐GAAP financial  information is used internally by management to evaluate and manage  the company. The non-‐GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-‐GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. Safe Harbor Statement Excep for historical information contained herein,    the matters set forth in this news release contain forward-‐looking statements, including expectations for growth and product ramps in the first quarter, second quarter and fiscal  year  2016  and beyond, and our estimates   of   first   quarter   fiscal year 2016 revenue, gross margin, combined research   and   development   and   selling,   general   and   administrative   expense   levels,   share-‐based  compensation expense and amortization of acquired intangibles. In some cases, forward-‐looking statements are identified by words such as “expect,”  “anticipate,”  “target,”

 “project,” “believe,” “goals,” “opportunity,”  “estimates,”  “intend,” and variations of   these   types   of   words   and   similar   expressions.   In   addition,   any   statements   that  refer to our

 plans,   expectations,   strategies   or   other   characterizations   of   future

events  or  circumstances  are  forward-‐looking  statements. These forward-‐looking statements are based on our current expectations, estimates and  assumptions and are subject to certain   risks   and   uncertainties   that   could   cause   actual   results   to   differ   materially.   These   risks   and   uncertainties   include,   but   are   not   limited   to,   the   following:   the   level   of

orders   and   shipments   during   the   first   quarter   of   fiscal   year   2016,   as   well   as   customer   cancellations   of   orders,   or   the   failure   to   place   orders   consistent   with   forecasts;   and

 the   risk   factors   listed   in   our   Form   10-‐K   for   the   year   ended   March   29,   2014,   and   in   our   other   filings   with   the   Securities   and   Exchange   Commission,   which   are   available

 at   www.sec.gov.   The   foregoing   information   concerning   our   business   outlook   represents   our   outlook   as   of   the   date   of   this   news   release,   and   we   undertake   no   obligation   to

 update  or  revise  any  forward-‐looking   statements,  whether  as  a  result  of  new  developments  or  otherwise.  Summary  financial  data  follows:

11 CIRRUS LOGIC, INC. CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited) (in thousands, except per share data) Three Months Ended Twelve Months Ended Net sales 255,183 298,606 149,659 9 16,568 714,338 Cost of sales 136,208 167,775 76,291 4 90,820 358,175 Gross profit 118,975 130,831 73,368 4 25,748 356,163 Gross margin 46.6% 43.8% 49.0% 46.5% 49.9% Research and development 58,070 55,474 35,511 1 97,878 126,189 Selling, general and administrative 30,498 27,783 17,823 99,509 74,861 Acquisition related costs - 3,200 - 18,137 - Restructuring and other - - (26) 1,455 (598) Patent infringement settlements, net - - - - 695 Total operating expenses 88,568 86,457 53,308 3 16,979 201,147 Income from operations 30,407 44,374 20,060 1 08,769 155,016 Interest income (expense), net (869) (1,042) 267 (5,048) 848 Other expense 392 (1,071) (27) (12,172) (127) Income before income taxes 29,930 42,261 20,300 91,549 155,737 Provision for income taxes 8,581 19,532 7,698 36,371 47,626 Net income $ 21,349 $ 22,729 $ 12,602 $ 5 5,178 $ 1 08,111 Basic earnings per share: $ 0.34 $ 0.36 $ 0.20 $ 0.88 $ 1.72 Diluted earnings per share: $ 0.32 $ 0.35 $ 0.20 $ 0.85 $ 1.65 Weighted average number of shares: Basic 62,852 62,885 62,215 62,503 62,926 Diluted 65,815 65,214 64,545 65,235 65,535 Prepared in accordance with Generally Accepted Accounting Principles

12 CIRRUS LOGIC, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION (unaudited, in thousands, except per share data) Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. Certain modifications to prior year non-GAAP presentation has been made and had no material effect on the results of operations. Three Months Ended Twelve Months Ended Provision for litigation expenses and settlements - - - - 695 Restructuring and other costs, net - - (26) 1,455 (598) Wolfson acquisition items - 9,903 - 43,082 - Provision (benefit) for income taxes 7,230 17,714 7,808 31,934 44,647 Non-GAAP Net Income $ 43,455 $ 63,312 $ 26,146 $ 1 74,379 $ 176,421 Earnings Per Share Reconciliation GAAP Diluted earnings per share $ 0.32 $ 0.35 $ 0.20 $ 0.85 $ 1.65 Effect of Amortization of acquisition intangibles 0.11 0.08 - 0.23 0.01 Effect of Stock based compensation expense 0.12 0.12 0.09 0.42 0.35 Effect of Provision for litigation expenses and settlements - - - - 0.01 Effect of Restructuring and other costs, net - - - 0.02 (0.01) Effect of Wolfson acquisition items - 0.15 - 0.66 - Effect of Provision (benefit) for income taxes 0.11 0.27 0.12 0.49 0.68 Non-GAAP Diluted earnings per share $ 0.66 $ 0.97 $ 0.41 $ 2.67 $ 2.69 Operating Income Reconciliation GAAP Operating Income $ 30,407 $ 44,374 $ 20,060 $ 1 08,769 $ 155,016 GAAP Operating Profit 12% 15% 13% 12% 22% Amortization of acquisition intangibles 7,141 5,151 217 15,062 492 Stock compensation expense - COGS (10) 273 287 747 864 Stock compensation expense - R&D 2,994 2,904 2,546 11,222 10,392 Stock compensation expense - SG&A 4,751 4,638 2,712 15,699 11,818 Provision for litigation expenses and settlements - - - - 695 Restructuring and other costs, net - - (26) 1,455 (598) Wolfson acquisition items - 9,903 - 28,642 - Non-GAAP Operating Income $ 45,283 $ 67,243 $ 25,796 $ 1 81,596 $ 178,679 Non-GAAP Operating Profit 18% 23% 17% 20% 25% Operating Expense Reconciliation GAAP Operating Expenses $ 88,568 $ 86,457 $ 53,308 $ 3 16,979 $ 201,147 Amortization of acquisition intangibles (7,141) (5,151) (217) (15,062) (492) Stock compensation expense - R&D (2,994) (2,904) (2,546) (11,222) (10,392) Stock compensation expense - SG&A (4,751) (4,638) (2,712) (15,699) (11,818) Provision for litigation expenses and settlements - - - - (695) Restructuring and other costs, net - - 26 (1,455) 598 Wolfson acquisition items - (3,200) - (20,329) - Non-GAAP Operating Expenses $ 73,682 $ 70,564 $ 47,859 $ 2 53,212 $ 178,348 Gross Margin/Profit Reconciliation GAAP Gross Margin $ 118,975 $ 130,831 $ 73,368 $ 4 25,748 $ 356,163 GAAP Gross Profit 46.6% 43.8% 49.0% 46.5% 49.9% Wolfson acquisition items - 6,703 - 8,313 - Stock compensation expense - COGS (10) 273 287 747 864 Non-GAAP Gross Margin $ 118,965 $ 137,807 $ 73,655 $ 4 34,808 $ 357,027 Non-GAAP Gross Profit 46.6% 46.2% 49.2% 47.4% 50.0%

13 CIRRUS LOGIC, INC. CONSOLIDATED CONDENSED BALANCE SHEET unaudited; in thousands Mar. 28, Dec. 27, Mar. 29, 2015 2014 2014 ASSETS Current assets Cash and cash equivalents $ 76,401 $ 66,607 $ 31,850 Marketable securities 124,246 106,061 263,417 Accounts receivable, net 112,608 148,386 63,220 Inventories 84,196 73,896 69,743 Deferred tax asset 18,559 14,143 22,024 Other current assets 35,903 27,081 25,079 Total current Assets 451,913 436,174 475,333 Long-term marketable securities 60,072 3,404 89,243 Property and equipment, net 144,346 137,291 103,650 Intangibles, net 175,743 181,675 11,999 Goodwill 263,115 264,879 16,367 Deferred tax asset 25,593 24,991 25,065 Other assets 27,996 16,654 3,087 Total assets $ 1,148,778 $ 1,065,068 $ 724,744 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Accounts payable $ 112,213 $ 77,195 $ 51,932 Accrued salaries and benefits 24,132 20,164 13,388 Deferred income 6,105 5,417 5,631 Other accrued liabilities 34,128 27,402 11,572 Total current liabilities 176,578 130,178 82,523 Long-term debt 180,439 200,439 - Other long-term liabilities 34,990 21,073 4,863 Stockholders' equity: Capital stock 1,159,494 1,135,719 1,078,878 Accumulated deficit (400,613) (421,514) (440,634) Accumulated other comprehensive loss (2,110) (827) (886) Total stockholders' equity 756,771 713,378 637,358 Total liabilities and stockholders' equity $ 1,148,778 $ 1,065,068 $ 724,744 Prepared in accordance with Generally Accepted Accounting Principles